Exhibit 10.3(b)

       Schedule of Warrants (new financings) Issued by NCT Group, Inc. to
             Carole Salkind for the three months ended June 30, 2005



   Grant Date       Expiration Date      Exercise Price       Shares Granted
   ----------       ---------------      --------------       --------------
    04/14/05           04/14/10             $0.0130              7,000,000
    04/26/05           04/26/10             $0.0110              7,000,000
    05/16/05           05/16/10             $0.0123              7,000,000
    06/10/05           06/10/10             $0.0100              7,000,000
    06/24/05           06/24/10             $0.0160             35,000,000
                                                            ------------------
                                                                63,000,000
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